Polish Telephones and Microwave Corporation
Earnings per Share Calculation
Nine months ended September 30, 1996


Treasury stock method - weighted average price            4.33
Period beginning date                                   1/1/96
Last day in period                                     9/30/96
Number of days in period                                   274


                                                                  Weighted
                         Total                          No. of     Average
Description              Shares      From       To       Days      Shares
--------------          --------   --------   ------    ------    --------
Common Stock:
  Balance at  12/31/95   1,890,442   1/1/96    9/30/96     274    1,890,442
  Shares issued 4/30/96      1,000   4/30/96   9/30/96     154          562
  Shares issued 5/17/96     16,205   5/17/96   9/30/96     137        8,103
  Shares issued 5/17/96  1,605,000   5/17/96   9/30/96     137      802,500
  Shares issued 5/29/96     12,500   5/29/96   9/30/96     125        5,703
  Shares issued 7/03/96      6,822   7/3/96    9/30/96     90         2,241
  Shares issued 8/30/96      4,000   8/30/96   9/30/96     32           467
  Shares issued 9/05/96    400,000   9/5/96    9/30/96     26        37,956



Retroactive treatment

  Options granted

    Shares                  91,867
    x option price            0.80
    / average market price    4.33
                           -------
    Treasury shares         16,973
                           -------
     Equivalent shares      74,894   1/1/96   9/30/96      274        74,894
                           -------

    Shares                  31,164
    x option price            6.42
     / average market price   4.33
                            ------
    Treasury shares              0
                            ------
    Equivalent shares           0
                            ------


Warrants outstanding

    Shares                  525,000
    x option price             8.00
    / average market price     4.33
                             ------
    Treasury shares               0
                             ------
    Equivalent shares            0
                             ------                                 ------


    Total average shares and equivalent shares outstanding        2,822,867


    Net loss for the period                                        (686,692)
                                                                 ------------
                                                                 ------------
    Net loss per average share outstanding                            (0.24)
                                                                  -----------
                                                                  -----------

Polish Telephones and Microwave Corporation
Earnings per Share Calculation
Three months ended September 30, 1996


Treasury stock method - weighted average price      4.99
Period beginning date                               7/1/96
Last day in period                                  9/30/96
Number of days in period                            92


                                                                    Weighted
                        Total                            No. of     Average
Description             Shares       From        To       Days       Shares
-------------          ---------    -------    ------    -----      ---------

Common Stock:
  Balance at 12/31/95   1,890,442     7/1/96    9/30/96     92        1,890,442
  Shares issued 4/30/96     1,000     7/1/96    9/30/96     92            1,000
  Shares issued 5/17/96    16,205     7/1/96    9/30/96     92           16,205
  Shares issued 5/17/96 1,605,000     7/1/96    9/30/96     92        1,605,000
  Shares issued 5/29/96    12,500     7/1/96    9/30/96     92           12,500
  Shares issued 7/03/96     6,822     7/3/96    9/30/96     90            6,674
  Shares issued 8/30/96     4,000     8/30/96   9/30/96     32            1,391
  Shares issued 9/05/96   400,000     9/5/96    9/30/96     26          113,043


Retroactive treatment

  Options granted
   Shares                    91,867
   x option price              0.80
   / average market price      4.99
                            --------
   Treasury shares           14,728
                            --------
    Equivalent shares        77,139     7/1/96   9/30/96     92          77,139
                            --------

    Shares                   31,164
    x option price             6.42
    / average market price     4.99
                            --------
    Treasury shares               0
                            --------
    Equivalent shares              0
                            --------


Warrants outstanding
    Shares                   525,000
    x option price              8.00
    / average market price      4.99
                             --------
    Treasury shares                0
                             --------
    Equivalent shares              0
                             --------                                  ---------


    Total average shares and equivalent shares outstanding            3,723,394

    Net loss for the period                                            (325,564)
                                                                      ----------
                                                                      ---------
    Net loss per average share outstanding                                (0.09)
                                                                        --------
                                                                       -------

Polish Telephones and Microwave Corporation
Earnings per Share Calculation
Nine months ended September 30, 1995

Treasury stock method - weighted average price          1.86
Period beginning date                                   1/1/95
Last day in period                                      9/30/95
Number of days in period                                273


                                                                    Weighted
                           Total                      No. of         Average
Description               Shares     From      To      Days           Shares
-------------             -------   -------   -----   ------        ----------

Common Stock:
  Balance at 12/31/94    1,890,442   1/1/95   9/30/95    273         1,890,442


Retroactive treatment

  Options granted
    Shares                  128,394
    x option price             0.80
    / average market price     1.86
                            --------
    Treasury shares          55,223
                            --------
    Equivalent shares        73,171                                     73,171
                            --------

    Shares                   31,164
    x option price             6.42
    / average market price     1.86
                            --------
    Treasury shares               0
                            --------
    Equivalent shares             0
                            --------


Warrants outstanding

    Shares                   525,000
    x option price              8.00
    / average market price      1.86
                             --------
    Treasury shares                0
                             --------
    Equivalent shares              0
                             --------                               ----------

Weighted average shares and equivalent shares outstanding            1,963,613

    Net loss for the period                                          (361,703)
                                                                   -----------
                                                                   ------------
    Net loss per average share outstanding                              (0.18)
                                                                   -----------
                                                                   -----------

Polish Telephones and Microwave Corporation
Earnings per Share Calculation
Three months ended September 30, 1995

Treasury stock method - weighted average price     2.51
Period beginning date                              7/1/95
Last day in period                                 9/30/95
Number of days in period                           92


                                                                   Weighted
                         Total                        No. of        Average
Description              Shares     From     To        Days         Shares
-------------           --------   ------    ---       -----      ------------

Common Stock:
  Balance at 12/31/94   1,890,442   7/1/95   9/30/95      92         1,890,442


Retroactive treatment

  Options granted
    Shares                 128,394
    x option price            0.80
     / average market price   2.51
                          --------
     Treasury shares        40,922
                          --------
     Equivalent shares      87,472                                      87,472
                          --------

    Shares                  31,164
    x option price            6.42
     / average market price   2.51
                          --------
     Treasury shares             0
                          --------
     Equivalent shares           0
                          --------


Warrants outstanding

    Shares                 525,000
    x option price            8.00
    / average market price    2.51
                          --------
    Treasury shares              0
                          --------
    Equivalent shares            0
                          --------                                  ----------

    Weighted average shares and equivalent shares outstanding        1,977,914

    Net loss for the period                                          (126,768)
                                                                  ------------
                                                                  ------------
    Net loss per average share outstanding                              (0.06)
                                                                   -----------
                                                                   -----------